houston american
exploring the potential


NYSE AMERICAN: HUSA

Investor Presentation

LD Microcap Conference December 4-7, 2017

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may", "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and un-risked resource potential. These terms include reserves, and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K and quarterly reports available from us at 801 Travis, Suite 1425, Houston, Texas 77002 or our website. You can also obtain these reports from the SEC by calling 1-800-SEC-0330.

Corporate Overview

- **Houston-based exploration and production company with onshore properties in Reeves County in Texas, Louisiana, and Colombia; founded 2001**
- **Two primary intangible assets:**
  1) **Great operating partners in Texas (Founders Oil & Gas Operating, LLC) and Colombia (Bogata-based Hupecol Operating, LLC)**
  2) **Clean company**
     - **No debt; no legal issues**
     - **Simple capital structure**
     - **Low overhead of approximately $475k/qtr**
     - **$50 million tax loss carryforward**
- **Two primary tangible assets with significant potential:**
  1) **Permian Basin Undeveloped Acreage**
     - **18.6% Average Working Interest in the Wolfcamp / Bone Spring / Avalon resource play covering 960 gross (179 net) acres in Reeves County, TX, Delaware sub-basin**
     - **11 net potential horizontal locations identified (5 zones) and peers are also testing the Wolfcamp C and X/Y**
  2) **Colombia – Three Exploration Licenses**
     - **12.5% Working Interest in Heavy Oil Belt covering 392,000 gross (49,000 net) acres in the Northern Putumayo Basin**

Management and Directors

John P. Boylan
Chairman/CEO

Chairman and CEO of Houston American since April 2015, member of the Board since 2006. As an industry consultant during the last decade, has held senior management roles in public and private energy company clients in both E&P (onshore and offshore) and oilfield services. A licensed CPA in Texas with B.B.A. in Accounting from the University of Texas and an M.B.A. in Finance, Economics and International Business from New York University.

Directors

R. Keith Grimes

President – International Division of Sierra Hamilton, an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Formerly CEO of predecessor company, Hamilton Group and with Expro Group in eastern hemisphere.

Stephen P. Hartzell

Co-Owner of Southern Star Exploration, LLC, an independent oil and gas exploration company. Formerly, an independent Consulting Geologist and held various geological positions with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration.

Roy W. Jageman

Over 25 years of experience in energy finance, mergers and acquisitions with Simmons & Co., Lehman Brothers, Solomon Brothers and Wasserstein Perella. Former CFO of Plantation Petroleum Company, Ranger Gas Storage, and Encore Acquisition Company, a publicly traded exploration and production company.

O. Lee Tawes

Private investor. Formerly Head of Investment Banking and a Director of Northeast Securities, Inc. Previous management and research analyst positions with C.E. Unterberg, Towbin, Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001.

Capitalization[1]

NYSE MKT: HUSA	
Market Capitalization	$22.8 million
Current Assets	$0.5 million
Total Liabilities	$0.6 million
Stockholders' Equity	$6.5 million
Common Shares Outstanding	56.8 million
Common Shares Fully Diluted[2]	75.0 million



Common Shares (millions)
Fully Diluted1,2,5
6.0
8%
3.6
5%
8.5
11%
11.6
15%
45.2
60%
Public Float
Insiders
Convertible Preferred
Warrants
Options

1. Excluding market capitalization (stated as of 12/4/17) all data is as of September 30, 2017
2. Includes (a) 8.5 million shares issuable on conversion of Series A and B Convertible Preferred Stock, (b) 3.6 million shares issuable upon exercise of Warrants, and (c) 6.0 million shares issuable upon exercise of options, of which 1.8 million options are significantly "**out of the money**". Excludes shares sold in ATM offering.

Permian

Delaware Basin

Resource Plays in the Permian Basin

- The Permian Basin includes the Wolfcamp, Bone Spring, and Avalon formations.[1]
- HUSA's acreage in Reeves County, TX is located in the most active county in the Permian Basin with more than 65 horizontal rigs running.
- Active Reeves County companies include Apache, Concho, EOG Resources, Centennial, Energen, Matador, PDC Energy, Cimarex, Carrizo and Felix.
- Centennial acquired Silverback Exploration's nearby acreage Q4 2016 because of its Wolfcamp, Bone Spring, and Avalon potential and on August 7 beat street production forecasts by 20%.
- HUSA's acreage ★ is situated where all three shale formations/trends overlap.



HUSA's acreage is located where all Wolfcamp/Bone Spring / Avalon formations overlap
DELAWARE BASIN
MIDLAND
CENTRAL BASIN PLATFORM
NEW MEXICO
TEXAS
Abo Trend
Yeso Trend
Avalon Trend
Wolfcamp Shale
Bone Spring Trend
Spraberry Trend
Wolfcamp Oil Shale
Cline Shale
DELAWARE BASIN
CENTRAL PLATFORM
MIDLAND BASIN
PERIOD
SERIES
FORMATION

1. U.S. Geologic Survey, Article titled "USGS Estimates 20 Billion Barrels of Oil in Texas' Wolfcamp Shale Formation" dated November 15, 2016. The USGS assessment of continuous oil only covers the Midland Basin portion of Texas' Permian Basin. HUSA's project is in the western side of the Permian Basin in the portion of the basin called the Delaware Basin.

Assets in the Delaware Basin

- In January 2017 acquired a 25% interest in initial ~720 gross leased acres for $5,500 per net acre from Founders Oil & Gas III, LLC (179 net leased acres) – pooling increased gross acres to 960, with HUSA now owning 18.7% average WI.
- The O'Brien #3H well and the Johnson #1H well are both now producing oil and gas.
- Centennial's notation of five productive zones (see ★ on pg 7.), **equates to 60 gross (11.2 net)** potential Hz well locations across our acreage.
- Wolfcamp A revised "Type Well" gross (8/8ths) economics:[2]
  - EUR 1,512 MBOE
  - NPV10 $8.2 million
  - IRR 56%
  - F&D $6.17 / Boe
  - Discounted ROI 2.25x
  - Undiscounted ROI 3.8x

Wolfcamp Oil/Condensate/Gas Trend Map [1]


Our acreage is in a high-GOR, oil, gas and condensate-rich / underdeveloped area of the trend
Condensate-Rich Tre
Eddy
Gas-Rich Trend
Oil-Rich Trend
Apache's Alpine High Field
Gas-Oil Ratio (Mcfg/Bo)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0

1. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 5. Includes only wells reported as producing from Wolfcamp formation.
2. Utilizing recent production information from new wells and decline projections per internal estimated reserve economic report using type well shown in Note 1. on pg 9. Includes $57/bo and $2.95/mcf flat, $6.88 flowing boepd gross LOE, $7.0 million gross D&C per Wood McKenzie for the Delaware basin.

Low Cost – Adjusted $/Permian Net Acre ($000's)



$5.5



Southern Delaware Basin (TX)
Northern Delaware Basin (NM)
Midland Basin
CENTENNIAL
$17.5
$19.5
$19.9
$20.1
$20.4
$22.4
$24.2
$26.3
$27.1
$28.3
$28.5
$31.0
$31.0
$32.6
$33.3
$37.4
$39.6
$42.1
$47.4
A
B
C
D
CDEV /
CDEV /
E
F
G
H
I
J
K
L
M
N
O
P
Q

Source: CDEV 2Q presentation August 7, 2017

Houston American's purchase price was $5.5 per net acre.

Multi-Stacked Pay Zones

- The play contains multiple stacked pay zones that require horizontally ("Hz") drilled and hydraulically fractured wellbores
- Primary target – Wolfcamp A:
  - Internal gross undeveloped resource potential of 1,512 MBoe (HUSA's net 213MBoe) per Hz well[1]
  - Potential for "Wine Rack" spacing, 330' lateral x 175' vertical, where shale thickness allows (i.e. Wolfcamp A – Upper and Lower)[2]
  - Well cost for 4,500' lateral of $7.0 MM. 25 days to drill-14 to complete-20 days of flowback.
- Spacing allows for potentially eight 4,500' Hz wells per 640 acres in each stacked prospective pay zone ("bench"). Utilizing Centennial's Producing Zones (★), calculate a total of potentially **40 Hz wells per 640 acres.**

Multiple Stacked Pay Zones[3]



GR
RES
POR
KER
Sw
LITH
OIP
G.SAT
~3,000 ft
Avalon
Bone Spring
Wolfcamp
First
Second
Third
3rd Sand
Upper WC A
Lower WC A
WC B
WC C
CENTENNIAL
Equivalent to Middle Spraberry Shale of Midland Basin
Equivalent to Lower Spraberry Shale of Midland Basin
★ Centennial Producing Zones
● Centennial Potential Pay Zones

1. Internal resource estimate prepared assumes 18.7% net working interest (14.1% net revenue interest) and utilizes public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL EUR 1,275 BOE).
2. Per Resolute Energy Corporation's press release dated December 19, 2016, page 2.
3. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 8.

Delaware Basin Development

	Apache	Centennial	Concho	Devon	Energen	Diamondback	Jagged Peak	Noble Energy	Oxy	PDC Energy	Carrizo
Brushy Canyon					☼		☼		$		
Avalon Shale	☼	☼	$		☼		☼	☼	☼	☼	☼
1st Bone Spring Sand	☼	☼	$			☼	☼		☼		☼
2nd Bone Spring Sand	$		$			$		☼		☼	☼
2nd Bone Spring Shale		☼			☼		☼		$		
3rd Bone Spring Carb	$	☼	$	$		$		$	$	☼	☼
3rd Bone Spring Sand		$					$				
Upper Wolfcamp A (XY)		$		$			$		$	$	☼
Middle Wolfcamp A	$		$	$	$	$		$	☼		
Lower Wolfcamp A		$		☼			$				$
Upper Wolfcamp B		$	$	☼	$	$	$	$		$	$
Lower Wolfcamp B					$						$
Wolfcamp C		$			$	☼	☼	☼		$	☼
Wolfcamp D/Cline									☼		☼
Development Zones	3	5	6	3	4	4	4	4	4	3	3
Total Potential zones		9		5	7	6	9	6	8	6	10
Potential Wells/DSU		26+	30+	25+	25+		29+	36		28+	24+

$ Current Development Zone **☼ Potential Development Zone**

Source: Company filings and presentations

Wolfcamp Shale Activity Map (Updated 12/02/17)


Legend
HUSA Acreage
Producing Well
Permit
O'Brien #1H (Founders)
Permit: June 2017
O'Brien #3H (Founders)
First Prod: 8/2017
Test Rate: 1,039 BOE/D
(359 BO/D and 4,077 MCF/D)
Lateral: 4,575'
Bench: Wolfcamp A
O'Brien 400 Acres
State Mayfly 24 Units #1H, 2H, 3H and 11H (EOG)
Completion Pending
Lateral: ?
Target: Wolfcamp A
State Blue Wing 24 #1H (EOG)
Permit: Sept 2016
Johnson State #3H (Founders)
Permit: May 2017
Johnson 320 Acres
State Firefly 24 Unit #1H (EOG)
First Prod: 12/2016
Oil cum (300 days): 161 mbo
Gas cum (300 days): 953 mmcf
Prac IP: 1,749 BOE/D
(994 BO/D and 4,532 MCF/D)
Lateral: 6,865"
Bench: Wolfcamp A
Johnson State #1H (Founders)
First Prod: 7/2017
Test Rate: 1,062 BOE/D
(351 BO/D and 4,269 MCF/D)
Lateral: 4,510'
Bench: Wolfcamp A
State Cherokee 24 #1H (EOG)
Permit: July 2015
State Brackenridge 24 #1H (EOG)
Permit July 2015i
Coyote 25 #1H (EOG)
Permit: Jan 2016 P&A'd 1/16
Oatman C18 - 26 #1H
Operator: Centennial (Silverback)
First prod: 6/2012
Oil cum: 72 mbo / Gas cum: 560 mmcf
Prac IP: 182 BO/D and 1,370 MCF/D
Lateral Length: approx. 3,710'
Target: Wolfcamp
Frac:10 stage, 2.7 MMlbs
Enterprise C19 - 5 #1H (Energen)
First prod: 6/2014
Oil cum: 126 mbo / Gas cum: 1,698 mmcf
Prac. IP: 165 BO/D and 1,739 MCF/D
Lateral Length: approx. 4,650'
Bench : Wolfcamp Frac: ?
Oatman C19 - 4A #4H (Silverback)
First prod: 3/2013
Oil cum: 57 mbo / Gas cum: 695 mmcf
Prac. IP: 127 BO/D and 1,050 MCF/D
Lateral Length: approx. 4,550'
Bench : Wolfcamp Frac: 17 stage, 6 MMlbs
Oatman C19 - 4A #3H (Silverback)
First prod: 3/2013
Oil cum: 45 mbo / Gas cum: 622 mmcf
Prac. IP: 136 BO/D and 1,052 MCF/D
Lateral Length: approx. 4,854'
Bench: Wolfcamp Frac:18 stage, 5.4MMlbs
Oatman C19 - 4A #2H (Silverback)
First prod: 3/2013
Oil cum: 56 mbo / Gas cum: 1,189 Mcf
Prac IP: 91 BO/D and 1,140 MCF/D
Lateral Length: approx. 4,919'
Bench: Wolfcamp
Frac:20 stage, 6.9MMlbs
Iceman 4-24 -23 #1H (Silverback)
First prod: 1/2017
Oil cum: 126 mbo/ Gas cum: 951 mmcf
Prac IP: 883 BO/D, 4,671 MCF/D
Lateral Length: ?
Bench: Wolfcamp
Folk Rolwing A4-34 #1H
Operator: Centennial (Silverback)
First prod: 2/2016
Oil cum: 145 mbo / Gas cum 2,027 mmcf
Prac IP: 563 BO/D and 5,408 MCF/D
Lateral Length: approx. 6,506'
Bench: Wolfcamp
Frac ? stages, 16.65 MMlbs

Colombia

Putumayo Basin

Colombia Overview[1]

- **HUSA's concessions are all operated by Hupecol Operating, LLC,[2] a privately held E&P company with offices in Bogota, Colombia and Houston, Texas**
- **Hupecol operates significant production and gathering facilities in Colombia and domestically in the U.S.**
- **Hupecol has an extensive staff of regional managers, geologists, petroleum engineers and geophysical professionals**
- **Since 2003 HUSA has participated in 123 wells with Hupecol with a 67% completion success rate and has monetized assets realizing $69.9 million in after tax gross proceeds which equates to an ROI of 2.8X**



Caribbean Sea
Panama
Pacific Ocean
Santa Marta Massif
Lower Magdalena Valley
Maracaibo Basin
Merida Andes
Barinas Basin
Llanos Basin
Guyana Shield
Amazon Basin
Putumayo Basin
Pacific Basin
Western Cordillera
Central Cordillera
Eastern Cordillera
Suture
Romeral
Bogota
HUSA

1. In Colombia our operator is continuing to carry on discussions with federal and local officials in order to overcome opposition to their efforts to secure necessary permits to commence drilling operations on our Serrania concession. Until a satisfactory resolution is reached allowing the issuance of necessary permits, substituting equivalent prospects or otherwise compensating for the value of, and investments in, our Serrania concession, our operator is continuing to defer further efforts to commence drilling on the Serrania concession.
2. Hughes Petroleum Colombia (Hupecol) owned by Dan A. Hughes Company, L.P. Source: www.dahughes.net

Looking ahead

Houston American Game Plan

- Generate healthy returns and peer group leading growth while maintaining low leverage
- Evaluate opportunity to hedge oil and gas prices for new production from Reeves County horizontal wells
- Reach positive cash flow
- Add Permian proven reserve categories to reserve report for year end
- Pursue opportunistic leasing and/or acquisitions in the Delaware and Midland Basins
- Increase participation in acquisition targets
- Drill 6-8 gross wells during 2018